EX-32

CERTIFICATION OF CEO AND CFO

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY OF 2002

In connection with the quarterly Report of Americana Gold and Diamond Holdings, Inc., on Form 10-QSB for the quarter ended June 30, 2001, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, that to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: September 30, 2003	/s/ David Bending David Bending, President

This schedule contains summary financial information extracted from the Consolidated Financial Statements as of June 30, 2001 and is qualified in its entirety by reference to each Financial Statements